NEWS RELEASE

FORWARD AIR CORPORATION REPORTS
FOURTH QUARTER AND FISCAL 2011 RESULTS AND
ANNOUNCES QUARTERLY CASH DIVIDEND

GREENEVILLE, Tenn.-(BUSINESS WIRE) - February 7, 2012-Forward Air Corporation (NASDAQ:FWRD) today reported results for the fourth quarter and year ended December 31, 2011.

Operating revenue for the quarter ended December 31, 2011 increased 11.2% to $148.2 million from $133.3 million for the same quarter in 2010. Income from operations was $23.6 million, compared with $18.7 million for the fourth quarter of 2010, an increase of 26.2%. As a percent of operating revenue, income from operations increased to 15.9% for the fourth quarter of 2011 from 14.0% in the same quarter of 2010. Net income per diluted share for the fourth quarter of 2011 was $0.50 compared with $0.41 in the same quarter of 2010, an increase of 22.0%.

Operating revenue for the year ended December 31, 2011 increased 10.8% to $536.4 million from $483.9 million for the year ended December 31, 2010. Income from operations was $77.1 million, compared with $53.7 million in 2010. The Company's net income for the year ended December 31, 2011, was $47.2 million, compared with $32.0 million in 2010. Net income per diluted share for the year ended December 31, 2011 was $1.60 compared with $1.10 in 2010.

Bruce A. Campbell, Chairman, President and CEO, said, “We are pleased to announce that a solid fourth quarter completed a record breaking performance year for 2011. Strong demand for our service offerings produced record breaking operating revenue, operating income and earnings per share. While not a record, our 85.6% operating ratio for 2011 was an impressive 330 basis points improvement over 2010.”
Commenting further, Mr. Campbell said, “With the benefit of the Forward Air business model, which continues to exhibit ample operating leverage, a solid pricing environment and current inventory and shipping trends that favor our expedited time-definite service offerings, our team is anxious to deliver even better results to our shareholders in 2012.”
In closing, Mr. Campbell said, “As always I would like to acknowledge our employees and independent contractors whose hard work and dedication were critical in producing these outstanding results.”
In commenting further on the quarter, Rodney L. Bell, Senior Vice President and CFO said, “We ended 2011 with cash on hand of $58.8 million. In anticipation of entering into a new credit facility subsequent to year end we used $50 million of our cash reserves to pay off our previous line of credit borrowings. During February 2012, we will finalize our new credit facility. The new credit facility will have a five year term with an initial borrowing capacity of $150 million. This availability to credit, along with our continued ability to generate strong cash flows, will provide flexibility as we evaluate possible acquisition and other opportunities in the new year.”
In commenting on the Company's guidance for the first quarter, Mr. Bell said, “We anticipate our first quarter 2012 revenues will increase in the range of 8% to 12% over the comparable 2011 period, and we expect income per diluted share to be between $0.31 and $0.35 per share. This compares to $0.27 per share in the first quarter of 2011.”

On February 7, 2012, our Board of Directors declared a quarterly cash dividend of $0.07 per share of common stock. The dividend is payable to shareholders of record at the close of business on March 8, 2012, and is expected to be paid on March 23, 2012.

This quarterly dividend is pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.28 per share of common stock, payable in quarterly increments of $0.07 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company's financial performance.

Review of Financial Results

Forward Air will hold a conference call to discuss fourth quarter and year end 2011 results on Wednesday, February 8, 2012 at 9:00 a.m. EST. The Company's conference call will be available online at www.forwardair.com or by dialing 800-230-1085. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 85 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Statements of Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Year ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Operating revenue:
Forward Air
Airport-to-airport	$95,024	$87,245	$361,630	$321,702
Logistics	21,485	17,147	74,394	64,935
Other	7,116	6,386	27,640	25,130
Forward Air Solutions
Pool distribution	24,634	22,532	72,738	72,172
Total operating revenue	148,259	133,310	536,402	483,939

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	38,294	34,959	142,705	129,111
Logistics	16,045	13,445	56,259	50,225
Other	1,752	1,476	6,681	6,288
Forward Air Solutions
Pool distribution	6,288	5,123	17,355	15,747
Total purchased transportation	62,379	55,003	223,000	201,371
Salaries, wages and employee benefits	35,315	33,426	130,651	129,108
Operating leases	7,039	6,864	27,122	26,252
Depreciation and amortization	5,259	5,167	20,993	20,450
Insurance and claims	2,658	2,442	8,798	8,425
Fuel expense	2,683	2,409	10,041	8,461
Other operating expenses	9,297	9,321	38,687	36,133
Total operating expenses	124,630	114,632	459,292	430,200
Income from operations	23,629	18,678	77,110	53,739

Other income (expense):
Interest expense	(151)	(173)	(619)	(730)
Other, net	16	53	74	90
Total other expense	(135)	(120)	(545)	(640)
Income before income taxes	23,494	18,558	76,565	53,099
Income taxes	9,045	6,741	29,366	21,063
Net income	$14,449	$11,817	$47,199	$32,036

Net income per share:
Basic	$0.51	$0.41	$1.62	$1.11
Diluted	$0.50	$0.41	$1.60	$1.10
Weighted average shares outstanding:
Basic	28,502	29,010	29,052	28,984
Diluted	28,968	29,174	29,435	29,111

Dividends per share:	$0.07	$0.07	$0.28	$0.28

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	December 31, 2011	December 31, 2010 (a)
Assets
Current assets:
Cash and cash equivalents	$58,801	$74,504
Accounts receivable, net	70,922	62,763
Other current assets	9,994	8,696
Total current assets	139,717	145,963

Property and equipment	223,135	213,704
Less accumulated depreciation and amortization	93,267	87,272
Net property and equipment	129,868	126,432
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net of accumulated amortization	26,668	31,259
Total net goodwill and other acquired intangibles	70,000	74,591
Other assets	1,566	1,810
Total assets	$341,151	$348,796

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$12,392	$10,687
Accrued expenses	20,986	16,280
Current portion of debt and capital lease obligations	552	638
Total current liabilities	33,930	27,605

Debt and capital lease obligations, less current portion	333	50,883
Other long-term liabilities	8,860	8,106
Deferred income taxes	11,126	6,116
Commitments and contingencies
Shareholders’ equity:
Common stock	285	290
Additional paid-in capital	16,121	24,300
Retained earnings	270,496	231,496
Total shareholders’ equity	286,902	256,086
Total liabilities and shareholders’ equity	$341,151	$348,796

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	December 31, 2011	December 31, 2010
Operating activities:
Net income	$14,449	$11,817
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,259	5,167
Share-based compensation	1,514	1,397
(Gain) loss on disposal of property and equipment	(6)	78
Provision for recovery on receivables	(234)	(254)
Provision for revenue adjustments	471	127
Deferred income taxes	(931)	3,060
Tax benefit for stock options exercised	(515)	(166)
Changes in operating assets and liabilities
Accounts receivable	(1,585)	(198)
Prepaid expenses and other current assets	71	989
Accounts payable and accrued expenses	3,636	(5,883)
Net cash provided by operating activities	22,129	16,134

Investing activities:
Proceeds from disposal of property and equipment	270	69
Purchases of property and equipment	(924)	(3,259)
Other	(38)	(224)
Net cash used in investing activities	(692)	(3,414)

Financing activities:
Payments of debt and capital lease obligations	(149)	(173)
Payments on line of credit	(50,000)	—
Proceeds from exercise of stock options	3,225	501
Payments of cash dividends	(2,007)	(2,033)
Repurchase of common stock (repurchase program)	(1,807)	—
Common stock issued under employee stock purchase plan	120	104
Tax benefit for stock options exercised	515	166
Net cash used in financing activities	(50,103)	(1,435)
Net (decrease) increase in cash	(28,666)	11,285
Cash at beginning of period	87,467	63,219
Cash at end of period	$58,801	$74,504

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Year ended
	December 31, 2011	December 31, 2010
Operating activities:
Net income	$47,199	$32,036
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	20,993	20,450
Share-based compensation	5,971	6,284
Gain on disposal of property and equipment	(82)	(570)
Provision for recovery on receivables	(217)	(52)
Provision for revenue adjustments	1,951	1,589
Deferred income taxes	5,148	1,436
Tax benefit for stock options exercised	(747)	(194)
Changes in operating assets and liabilities
Accounts receivable	(9,893)	(8,580)
Prepaid expenses and other current assets	(1,757)	(40)
Accounts payable and accrued expenses	8,393	3,022
Income taxes	—	(1,386)
Net cash provided by operating activities	76,959	53,995

Investing activities:
Proceeds from disposal of property and equipment	1,267	1,482
Purchases of property and equipment	(21,216)	(15,148)
Other	278	(224)
Net cash used in investing activities	(19,671)	(13,890)

Financing activities:
Payments of debt and capital lease obligations	(637)	(895)
Payments on line of credit	(50,000)	—
Proceeds from exercise of stock options	10,946	991
Payments of cash dividends	(8,194)	(8,121)
Repurchase of common stock (repurchase program)	(26,101)	—
Common stock issued under employee stock purchase plan	248	195
Tax benefit for stock options exercised	747	194
Net cash used in financing activities	(72,991)	(7,636)
Net (decrease) increase in cash	(15,703)	32,469
Cash at beginning of year	74,504	42,035
Cash at end of year	$58,801	$74,504

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	December 31, 2011	Percent of	December 31, 2010	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$123.9	83.6%	$111.1	83.3%	$12.8	11.5%
FASI	24.8	16.7	22.6	17.0	2.2	9.7
Intercompany eliminations	(0.5)	(0.3)	(0.4)	(0.3)	(0.1)	25.0
Total	148.2	100.0	133.3	100.0	14.9	11.2

Purchased transportation
Forward Air	56.3	45.4	49.9	44.9	6.4	12.8
FASI	6.5	26.2	5.5	24.3	1.0	18.2
Intercompany eliminations	(0.4)	80.0	(0.4)	100.0	—	—
Total	62.4	42.1	55.0	41.3	7.4	13.5

Salaries, wages and employee benefits
Forward Air	26.2	21.1	24.9	22.4	1.3	5.2
FASI	9.1	36.7	8.5	37.6	0.6	7.1
Total	35.3	23.8	33.4	25.0	1.9	5.7

Operating leases
Forward Air	4.9	4.0	5.0	4.5	(0.1)	(2.0)
FASI	2.1	8.5	1.9	8.4	0.2	10.5
Total	7.0	4.7	6.9	5.2	0.1	1.4

Depreciation and amortization
Forward Air	4.2	3.4	4.2	3.8	—	—
FASI	1.1	4.4	1.0	4.4	0.1	10.0
Total	5.3	3.6	5.2	3.9	0.1	1.9

Insurance and claims
Forward Air	2.3	1.9	1.6	1.4	0.7	43.8
FASI	0.3	1.2	0.8	3.6	(0.5)	(62.5)
Total	2.6	1.8	2.4	1.8	0.2	8.3

Fuel expense
Forward Air	1.1	0.9	1.0	0.9	0.1	10.0
FASI	1.6	6.4	1.4	6.2	0.2	14.3
Total	2.7	1.8	2.4	1.8	0.3	12.5

Other operating expenses
Forward Air	7.7	6.2	7.6	6.9	0.1	1.3
FASI	1.7	6.9	1.7	7.5	—	—
Intercompany eliminations	(0.1)	20.0	—	—	(0.1)	100.0
Total	9.3	6.3	9.3	7.0	—	—

Income from operations
Forward Air	21.2	17.1	16.9	15.2	4.3	25.4
FASI	2.4	9.7	1.8	8.0	0.6	33.3
Total	$23.6	15.9%	$18.7	14.0%	$4.9	26.2%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Year ended
	December 31, 2011	Percent of	December 31, 2010	Percent of		Percent
		Revenue		Revenue	Change	Change
Operating revenue
Forward Air	$464.5	86.6%	$412.9	85.3%	$51.6	12.5%
FASI	73.2	13.6	72.5	15.0	0.7	1.0
Intercompany eliminations	(1.3)	(0.2)	(1.5)	(0.3)	0.2	(13.3)
Total	536.4	100.0	483.9	100.0	52.5	10.8

Purchased transportation
Forward Air	206.0	44.4	185.8	45.0	20.2	10.9
FASI	18.2	24.9	16.9	23.3	1.3	7.7
Intercompany eliminations	(1.2)	92.3	(1.3)	86.7	0.1	(7.7)
Total	223.0	41.6	201.4	41.6	21.6	10.7

Salaries, wages and employee benefits
Forward Air	101.3	21.8	98.3	23.8	3.0	3.1
FASI	29.4	40.2	30.8	42.5	(1.4)	(4.5)
Total	130.7	24.4	129.1	26.7	1.6	1.2

Operating leases
Forward Air	19.7	4.2	18.6	4.5	1.1	5.9
FASI	7.4	10.1	7.7	10.6	(0.3)	(3.9)
Total	27.1	5.0	26.3	5.4	0.8	3.0

Depreciation and amortization
Forward Air	16.8	3.6	16.5	4.0	0.3	1.8
FASI	4.2	5.7	3.9	5.4	0.3	7.7
Total	21.0	3.9	20.4	4.2	0.6	2.9

Insurance and claims
Forward Air	7.2	1.6	6.2	1.5	1.0	16.1
FASI	1.6	2.2	2.2	3.0	(0.6)	(27.3)
Total	8.8	1.6	8.4	1.7	0.4	4.8

Fuel expense
Forward Air	4.4	0.9	3.8	0.9	0.6	15.8
FASI	5.6	7.6	4.7	6.5	0.9	19.1
Total	10.0	1.9	8.5	1.8	1.5	17.6

Other operating expenses
Forward Air	32.6	7.0	29.8	7.2	2.8	9.4
FASI	6.2	8.5	6.5	9.0	(0.3)	(4.6)
Intercompany eliminations	(0.1)	7.7	(0.2)	13.3	0.1	(50.0)
Total	38.7	7.2	36.1	7.5	2.6	7.2

Income (loss) from operations
Forward Air	76.5	16.5	53.9	13.1	22.6	41.9
FASI	0.6	0.8	(0.2)	(0.3)	0.8	(400.0)
Total	$77.1	14.4%	$53.7	11.1%	$23.4	43.6%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	December 31,	December 31,	Percent
	2011	2010	Change

Operating ratio	82.9%	84.8%	(2.2)%

Business days	63.0	63.0	—
Business weeks	12.6	12.6	—

Airport-to-airport:
Tonnage
Total pounds ¹	458,773	437,977	4.7
Average weekly pounds ¹	36,411	34,760	4.7

Linehaul shipments
Total linehaul	649,152	623,211	4.2
Average weekly	51,520	49,461	4.2

Forward Air Complete shipments	104,143	85,917	21.2
As a percentage of linehaul shipments	16.0%	13.8%	15.9

Average linehaul shipment size	707	703	0.6

Revenue per pound ²
Linehaul yield	$16.83	$16.70	0.6
Fuel surcharge impact	1.67	1.28	2.0
Forward Air Complete impact	2.25	1.97	1.4
Total airport-to-airport yield	$20.75	$19.95	4.0

Logistics:
Miles
Owner operator ¹	8,472	7,179	18.0
Third party ¹	4,093	3,617	13.2
Total Miles	12,565	10,796	16.4

Revenue per mile	$1.71	$1.61	6.2

Cost per mile	$1.28	$1.25	2.4%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Year ended
	December 31,	December 31,	Percent
	2011	2010	Change

Operating ratio	83.5%	86.9%	(3.9)%

Business days	255.0	254.0	0.4
Business weeks	51.0	50.8	0.4

Airport-to-airport:
Tonnage
Total pounds ¹	1,735,409	1,655,075	4.9
Average weekly pounds ¹	34,028	32,580	4.4

Linehaul shipments
Total linehaul	2,419,350	2,308,468	4.8
Average weekly	47,438	45,442	4.4

Forward Air Complete shipments	374,116	314,203	19.1
As a percentage of linehaul shipments	15.5%	13.6%	14.0

Average linehaul shipment size	717	717	—

Revenue per pound ²
Linehaul yield	$16.80	$16.40	2.1
Fuel surcharge impact	1.80	1.21	3.0
Forward Air Complete impact	2.27	1.86	2.1
Total airport-to-airport yield	$20.87	$19.47	7.2

Logistics:
Miles
Owner operator ¹	30,885	27,086	14.0
Third party ¹	13,798	12,943	6.6
Total Miles	44,683	40,029	11.6

Revenue per mile	$1.67	$1.64	1.8

Cost per mile	$1.26	$1.25	0.8%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com